UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

September 10, 2018

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01OTHER EVENTS

Notes Offering

On September 10, 2018, Enova International, Inc. (the “Company”) issued a press release regarding its proposed offering of up to $375 million in aggregate principal amount of senior notes due 2025 (the “Notes”). A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Tender Offer

On September 10, 2018, the Company issued a press release regarding the commencement of its cash tender offer for any and all of the Company's outstanding 9.75% senior notes due 2021, subject to certain conditions, including the issuance and sale of the Notes. A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Conditional Full Redemption

On September 10, 2018, the Company instructed the Trustee to send a notice (the “Notice”) of conditional full redemption in the name of the Company (the “Redemption”) to the holders of its $295,000,000 outstanding aggregate principal amount of 9.75% Senior Notes due 2021 (the “2021 Notes”) on September 11, 2018, pursuant to the Indenture, dated as of May 30, 2014, by and between the Company, the guarantors thereto and Computershare Trust Company, N.A. and Computershare Trust Company of Canada (as successor trustee to U.S. Bank National Association), as trustee (together, the “Trustee”), as amended, supplemented or modified (the “Indenture”). Pursuant to the Notice, the Company has elected to redeem $295,000,000 in principal amount the 2021 Notes, to the extent outstanding, on October 11, 2018 (the “Redemption Date”). The redemption price of the 2021 Notes, as set forth in the Indenture, is equal to 104.875% of the principal amount of such 2021 Notes redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Redemption will be conditioned upon the Company’s receipt of proceeds from one or more new financing transactions sufficient, in the Company’s sole discretion, to pay the Redemption Price and to effect the other transactions contemplated by such financing transactions, including paying the related fees and expenses, on or prior to the Redemption Date.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any 2021 Notes or any other security.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated September 10, 2018
99.2	Enova International, Inc. press release dated September 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: September 10, 2018	By:	/s/ Steven E. Cunningham
Steven E. Cunningham
Chief Financial Officer